Exhibit 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders of ALLTEL Corporation:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statements, File Nos. 2-99523, 33-35343, 33-48476, 33-54175,
33-56291 and 33-65199.


                                                /s/ARTHUR ANDERSEN LLP

Little Rock, Arkansas
March 2, 1999

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